UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  August 4, 2008


                 GENERAL EMPLOYMENT ENTERPRISES, INC.
         (Exact name of registrant as specified in its charter)

           Illinois                  1-05707           36-6097429
(State or other jurisdiction of   (Commission       (I.R.S. Employer
incorporation or organization)    File Number)   Identification Number)

   One Tower Lane, Suite 2200, Oakbrook Terrace, Illinois      60181
       (Address of principal executive offices)              (Zip Code)

   Registrant's telephone number, including area code:  (630) 954-0400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02, Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


On August 4, 2008, Delain G. Danehey, a member of the Company's Board of Directors since 1995, informed the board that he will not stand for re-election at the next annual meeting of shareholders.







                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   GENERAL EMPLOYMENT ENTERPRISES, INC.
                                              (Registrant)

Date:  August 5, 2008              By:/s/ Kent M. Yauch
                                      Kent M. Yauch
                                      Vice President, Chief Financial
                                      Officer and Treasurer